News Release

Trustmark Corporation Announces First Quarter 2011 Financial Results
and Declares $0.23 Quarterly Cash Dividend

Jackson, Mississippi – April 26, 2011 – Trustmark Corporation (NASDAQ:TRMK) reported net income available to common shareholders of $24.0 million in the first quarter of 2011, which represented basic and diluted earnings per common share of $0.38 and $0.37, respectively. Trustmark’s performance during the quarter produced a return on average tangible common equity of 11.65% and a return on average assets of 1.02%.  Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per common share.  The dividend is payable June 15, 2011, to shareholders of record on June 1, 2011.

Gerard R. Host, President and CEO, stated, “Our first quarter results continued to reflect the strength and diversity of the Trustmark franchise.  Growth in earning assets in Trustmark’s traditional banking business, coupled with lower funding costs, produced stable net interest income and a 4.30% net interest margin.  Our fee-based wealth management and mortgage banking businesses also continued to perform well.  Most significant, however, was the improvement in credit quality, which was reflected by reductions in nonperforming loans and net charge-offs.

“Our solid earnings, strong capital base, and dedicated associates have well-positioned Trustmark to meet the needs of our customers and take advantage of opportunities in the marketplace to build shareholder value.  On April 15, we announced the acquisition of Heritage Banking Group, a 90-year old financial institution headquartered in Carthage, Mississippi, from the Federal Deposit Insurance Corporation.  At year-end 2010, Heritage had approximately $224 million in assets and $196 million in deposits.  The acquisition is expected to generate an estimated one-time $4 million to $6 million after-tax gain in the second quarter of 2011 and will be immediately accretive to Trustmark’s earnings per share and tangible book value per share.  The determination of the actual gain will be completed in 60 to 90 days as we finalize the fair value of the acquired assets.  We are pleased to welcome our new customers to Trustmark and look forward to additional opportunities to strengthen the value of our franchise.”

Credit Quality
•	Nonperforming loans declined 11.3% while nonperforming assets fell 5.9%
•	Net charge-offs declined 40.0% to represent 0.51% of average loans
•	Allowance for loan losses represented 215.4% of nonperforming loans, excluding impaired loans

During the first quarter, nonperforming loans decreased $16.1 million, or 11.3%, relative to the prior quarter to total $126.8 million, or 2.09% of total loans, marking four consecutive quarters of improvement.  Foreclosed real estate increased $2.5 million from the prior quarter to total $89.2 million.  Collectively, nonperforming assets decreased $13.6 million, or 5.9%, to total $216.0 million at March 31, 2011.

Net charge-offs during the first quarter totaled $7.6 million, a decline of 40.0% relative to the prior quarter, to represent 0.51% of average loans.  The provision for loan losses totaled $7.5 million, a decrease of 36.1% from the prior quarter.  During the first quarter, Trustmark experienced a steady and continued reduction in criticized loans, including a $12.8 million decline in its Florida market, relative to the prior quarter.

Allocation of Trustmark’s $93.4 million allowance for loan losses represented 1.98% of commercial loans and 0.76% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.57% as of March 31, 2011.  The allowance for loan losses represented 215.4% of nonperforming loans, excluding impaired loans.

Trustmark continued to make significant progress in the resolution of its construction and land development portfolio in Florida.  During the last 12 months, this portfolio was reduced by 33.3% to total $122.4 million.  At March 31, 2011, the associated reserve for loan losses on this portfolio totaled $14.5 million, or 11.88%.  Trustmark remains focused on managing credit risks resulting from current economic and real estate market conditions.

Capital Strength
•	Tangible common equity to tangible assets expanded to 9.27%
•	Total risk-based capital increased to 16.25%

Trustmark’s consistent profitability and sound balance sheet management continued to be reflected in its solid capital position.  Tangible common equity totaled $853.6 million and represented 9.27% of tangible assets at March 31, 2011.  Total risk-based capital increased to 16.25%, significantly exceeding the 10% regulatory requirement to be classified as “well-capitalized.”  Trustmark’s strong capital base provides strategic flexibility to support organic growth as well as acquisition opportunities that strengthen the value of the franchise.

Balance Sheet Management
•	Average earning assets increased $118.9 million, or 1.4% from prior quarter
•	Net interest income (FTE) totaled $90.0 million, resulting in a 4.30% net interest margin
•	Cost of interest bearing deposits improves to 0.70%

Trustmark’s efforts to reduce exposure to construction and land development lending as well as the decision to discontinue indirect auto financing continued to be reflected in loan totals.  At March 31, 2011, total loans held for investment were $6.0 billion, a decline of $96.2 million from the prior quarter.  During this period, construction and land development loans declined $30.4 million while the indirect auto portfolio fell $37.8 million.  While economic conditions continued to constrain demand for credit, Trustmark experienced modest growth in its commercial and industrial loan and single family mortgage portfolios.

Average earning assets during the first quarter totaled $8.5 billion, an increase of $118.9 million from the prior quarter.  Growth in average investment securities more than offset a decline in average loans during the first quarter.  Average deposits during the first quarter increased $203.0 million to $7.2 billion.

Noninterest Income
•	Noninterest income totaled $36.4 million and represented 28.8% of total revenue
•	Wealth Management income represented the best quarterly performance in two years

Service charges on deposit accounts during the first quarter totaled $11.9 million, a decline of $1.6 million from the prior quarter principally due to seasonality.  When compared to figures one year earlier, services charges were down $1.1 million, with approximately $942 thousand of the decline attributable to a reduction in NSF fees resulting from the impact of regulatory changes.  Bank cards and other fees totaled $6.5 million during the first quarter, in line with the prior quarter and up $595 thousand from figures one year earlier as a result of increased debit card usage.

Trustmark continued to achieve solid financial performance from its diverse financial services businesses.  Wealth management income totaled $6.0 million during the first quarter of 2011, the best quarterly performance in more than two years.  Results reflected improved market conditions as well as growth in retirement planning services and brokerage activities. In addition, insurance revenue totaled $6.5 million, reflecting a seasonal increase relative to the prior quarter.  Mortgage banking income totaled $4.7 million during the first quarter, reflecting stable mortgage servicing income, solid secondary marketing gains and successful hedging initiatives.

Noninterest Expense
•	Noninterest expense remained well-controlled
•	Foreclosure expense declined to $3.2 million

During the first quarter of 2011, noninterest expense totaled $80.0 million, a decrease of $419 thousand from the prior quarter.  Salary and employee benefits expense totaled $44.0 million during the first quarter, a reduction of $376 thousand from the prior quarter.  Other expense declined $654 thousand during the quarter principally due to reductions in operational losses and other expenses. Equipment expense increased $915 thousand during the quarter due in part to enhanced disaster recovery capabilities as well as nonrecurring implementation costs related to enhancements to Trustmark’s data communications network.

ADDITIONAL INFORMATION
As previously announced, Trustmark will conduct a conference call with analysts on Wednesday, April 27, 2011 at 10:00 a.m. Central Time to discuss the Corporation’s financial results.  Interested parties may listen to the conference call by dialing (877)317-6789, passcode 446676, or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com.  A replay of the conference call will also be available through Thursday, May 5, 2011, in archived format at the same web address or by calling (877)344-7529, passcode 446676.

Trustmark is a financial services company providing banking and financial solutions through over 150 offices in Florida, Mississippi, Tennessee and Texas.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Investor Contacts:
Louis E. Greer
Treasurer and Principle Financial Officer
601-208-2310

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898

Trustmark Media Contact:
Melanie A. Morgan
Senior Vice President
601-208-2979

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2011 ($ in thousands) (unaudited)

				Linked Quarter		Year over Year
QUARTERLY AVERAGE BALANCES	3/31/2011	12/31/2010	3/31/2010	$ Change	% Change	$ Change	% Change
Securities AFS-taxable	$2,050,502	$1,817,996	$1,514,029	$232,506	12.8%	$536,473	35.4%
Securities AFS-nontaxable	144,921	140,139	105,067	4,782	3.4%	39,854	37.9%
Securities HTM-taxable	97,710	121,278	179,076	(23,568)	-19.4%	(81,366)	-45.4%
Securities HTM-nontaxable	27,099	33,138	46,852	(6,039)	-18.2%	(19,753)	-42.2%
Total securities	2,320,232	2,112,551	1,845,024	207,681	9.8%	475,208	25.8%
Loans (including loans held for sale)	6,107,025	6,199,875	6,412,671	(92,850)	-1.5%	(305,646)	-4.8%
Fed funds sold and rev repos	8,359	10,766	10,438	(2,407)	-22.4%	(2,079)	-19.9%
Other earning assets	47,851	41,359	46,199	6,492	15.7%	1,652	3.6%
Total earning assets	8,483,467	8,364,551	8,314,332	118,916	1.4%	169,135	2.0%
Allowance for loan losses	(96,065)	(96,559)	(106,200)	494	-0.5%	10,135	-9.5%
Cash and due from banks	222,380	207,874	216,305	14,506	7.0%	6,075	2.8%
Other assets	899,524	888,666	910,401	10,858	1.2%	(10,877)	-1.2%
Total assets	$9,509,306	$9,364,532	$9,334,838	$144,774	1.5%	$174,468	1.9%

Interest-bearing demand deposits	$1,465,390	$1,347,252	$1,270,827	$118,138	8.8%	$194,563	15.3%
Savings deposits	2,045,874	1,794,352	1,953,711	251,522	14.0%	92,163	4.7%
Time deposits less than $100,000	1,210,219	1,235,529	1,356,469	(25,310)	-2.0%	(146,250)	-10.8%
Time deposits of $100,000 or more	876,975	932,744	1,014,027	(55,769)	-6.0%	(137,052)	-13.5%
Total interest-bearing deposits	5,598,458	5,309,877	5,595,034	288,581	5.4%	3,424	0.1%
Fed funds purchased and repos	647,881	701,978	600,826	(54,097)	-7.7%	47,055	7.8%
Short-term borrowings	254,451	254,442	199,550	9	0.0%	54,901	27.5%
Long-term FHLB advances	-	-	75,000	-	n/m	(75,000)	-100.0%
Subordinated notes	49,809	49,801	49,777	8	0.0%	32	0.1%
Junior subordinated debt securities	61,856	64,546	70,104	(2,690)	-4.2%	(8,248)	-11.8%
Total interest-bearing liabilities	6,612,455	6,380,644	6,590,291	231,811	3.6%	22,164	0.3%
Noninterest-bearing deposits	1,620,554	1,706,089	1,535,209	(85,535)	-5.0%	85,345	5.6%
Other liabilities	116,399	117,741	85,982	(1,342)	-1.1%	30,417	35.4%
Total liabilities	8,349,408	8,204,474	8,211,482	144,934	1.8%	137,926	1.7%
Shareholders' equity	1,159,898	1,160,058	1,123,356	(160)	0.0%	36,542	3.3%
Total liabilities and equity	$9,509,306	$9,364,532	$9,334,838	$144,774	1.5%	$174,468	1.9%

				Linked Quarter		Year over Year
PERIOD END BALANCES	3/31/2011	12/31/2010	3/31/2010	$ Change	% Change	$ Change	% Change
Cash and due from banks	$193,087	$161,544	$191,973	$31,543	19.5%	$1,114	0.6%
Fed funds sold and rev repos	1,726	11,773	11,599	(10,047)	-85.3%	(9,873)	-85.1%
Securities available for sale	2,309,704	2,177,249	1,706,565	132,455	6.1%	603,139	35.3%
Securities held to maturity	110,054	140,847	215,888	(30,793)	-21.9%	(105,834)	-49.0%
Loans held for sale	112,981	153,044	176,682	(40,063)	-26.2%	(63,701)	-36.1%
Loans	5,964,089	6,060,242	6,170,878	(96,153)	-1.6%	(206,789)	-3.4%
Allowance for loan losses	(93,398)	(93,510)	(101,643)	112	-0.1%	8,245	-8.1%
Net Loans	5,870,691	5,966,732	6,069,235	(96,041)	-1.6%	(198,544)	-3.3%
Premises and equipment, net	141,524	142,289	145,113	(765)	-0.5%	(3,589)	-2.5%
Mortgage servicing rights	53,598	51,151	50,037	2,447	4.8%	3,561	7.1%
Goodwill	291,104	291,104	291,104	-	0.0%	-	0.0%
Identifiable intangible assets	15,532	16,306	18,944	(774)	-4.7%	(3,412)	-18.0%
Other real estate	89,198	86,704	91,176	2,494	2.9%	(1,978)	-2.2%
Other assets	325,263	355,159	324,899	(29,896)	-8.4%	364	0.1%
Total assets	$9,514,462	$9,553,902	$9,293,215	$(39,440)	-0.4%	$221,247	2.4%

Deposits:
Noninterest-bearing	$1,668,104	$1,636,625	$1,511,080	$31,479	1.9%	$157,024	10.4%
Interest-bearing	5,758,170	5,407,942	5,635,973	350,228	6.5%	122,197	2.2%
Total deposits	7,426,274	7,044,567	7,147,053	381,707	5.4%	279,221	3.9%
Fed funds purchased and repos	550,919	700,138	571,711	(149,219)	-21.3%	(20,792)	-3.6%
Short-term borrowings	154,585	425,343	132,784	(270,758)	-63.7%	21,801	16.4%
Long-term FHLB advances	-	-	75,000	-	n/m	(75,000)	n/m
Subordinated notes	49,814	49,806	49,782	8	0.0%	32	0.1%
Junior subordinated debt securities	61,856	61,856	70,104	-	0.0%	(8,248)	-11.8%
Other liabilities	110,785	122,708	118,252	(11,923)	-9.7%	(7,467)	-6.3%
Total liabilities	8,354,233	8,404,418	8,164,686	(50,185)	-0.6%	189,547	2.3%
Common stock	13,333	13,318	13,302	15	0.1%	31	0.2%
Capital surplus	260,297	256,675	250,365	3,622	1.4%	9,932	4.0%
Retained earnings	898,222	890,917	860,398	7,305	0.8%	37,824	4.4%
Accum other comprehensive
(loss) income, net of tax	(11,623)	(11,426)	4,464	(197)	1.7%	(16,087)	n/m
Total shareholders' equity	1,160,229	1,149,484	1,128,529	10,745	0.9%	31,700	2.8%
Total liabilities and equity	$9,514,462	$9,553,902	$9,293,215	$(39,440)	-0.4%	$221,247	2.4%

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2011 ($ in thousands except per share data) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
INCOME STATEMENTS	3/31/2011	12/31/2010	3/31/2010	$ Change	% Change	$ Change	% Change
Interest and fees on loans-FTE	$79,116	$82,664	$84,127	$(3,548)	-4.3%	$(5,011)	-6.0%
Interest on securities-taxable	19,992	19,076	19,735	916	4.8%	257	1.3%
Interest on securities-tax exempt-FTE	2,128	2,169	2,180	(41)	-1.9%	(52)	-2.4%
Interest on fed funds sold and rev repos	8	12	8	(4)	-33.3%	-	0.0%
Other interest income	332	328	383	4	1.2%	(51)	-13.3%
Total interest income-FTE	101,576	104,249	106,433	(2,673)	-2.6%	(4,857)	-4.6%
Interest on deposits	9,719	10,359	13,904	(640)	-6.2%	(4,185)	-30.1%
Interest on fed funds pch and repos	338	403	226	(65)	-16.1%	112	49.6%
Other interest expense	1,553	1,535	1,592	18	1.2%	(39)	-2.4%
Total interest expense	11,610	12,297	15,722	(687)	-5.6%	(4,112)	-26.2%
Net interest income-FTE	89,966	91,952	90,711	(1,986)	-2.2%	(745)	-0.8%
Provision for loan losses	7,537	11,794	15,095	(4,257)	-36.1%	(7,558)	-50.1%
Net interest income after provision-FTE	82,429	80,158	75,616	2,271	2.8%	6,813	9.0%
Service charges on deposit accounts	11,907	13,493	12,977	(1,586)	-11.8%	(1,070)	-8.2%
Insurance commissions	6,512	6,224	6,837	288	4.6%	(325)	-4.8%
Wealth management	5,986	5,760	5,355	226	3.9%	631	11.8%
Bank card and other fees	6,475	6,482	5,880	(7)	-0.1%	595	10.1%
Mortgage banking, net	4,722	4,502	6,072	220	4.9%	(1,350)	-22.2%
Other, net	762	2,070	879	(1,308)	-63.2%	(117)	-13.3%
Nonint inc-excl sec gains, net	36,364	38,531	38,000	(2,167)	-5.6%	(1,636)	-4.3%
Security gains, net	7	101	369	(94)	-93.1%	(362)	-98.1%
Total noninterest income	36,371	38,632	38,369	(2,261)	-5.9%	(1,998)	-5.2%
Salaries and employee benefits	44,036	44,412	42,854	(376)	-0.8%	1,182	2.8%
Services and fees	10,270	10,462	10,255	(192)	-1.8%	15	0.1%
Net occupancy-premises	5,073	4,896	5,034	177	3.6%	39	0.8%
Equipment expense	5,144	4,229	4,303	915	21.6%	841	19.5%
FDIC assessment expense	2,750	2,942	3,147	(192)	-6.5%	(397)	-12.6%
ORE/Foreclosure expense	3,213	3,310	3,061	(97)	-2.9%	152	5.0%
Other expense	9,532	10,186	7,707	(654)	-6.4%	1,825	23.7%
Total noninterest expense	80,018	80,437	76,361	(419)	-0.5%	3,657	4.8%
Income before income taxes and tax eq adj	38,782	38,353	37,624	429	1.1%	1,158	3.1%
Tax equivalent adjustment	3,591	3,400	3,293	191	5.6%	298	9.0%
Income before income taxes	35,191	34,953	34,331	238	0.7%	860	2.5%
Income taxes	11,178	9,793	10,876	1,385	14.1%	302	2.8%
Net income available to common shareholders	$24,013	$25,160	$23,455	$(1,147)	-4.6%	$558	2.4%

Per common share data
Earnings per share - basic	$0.38	$0.39	$0.37	$(0.01)	-2.6%	$0.01	2.7%

Earnings per share - diluted	$0.37	$0.39	$0.37	$(0.02)	-5.1%	$-	0.0%

Dividends per share	$0.23	$0.23	$0.23	$-	0.0%	$-	0.0%

Weighted average common shares outstanding
Basic	63,950,461	63,892,362	63,743,302

Diluted	64,181,752	64,105,064	63,933,333

Period end common shares outstanding	63,987,064	63,917,591	63,844,500

OTHER FINANCIAL DATA
Return on common equity	8.40%	8.60%	8.47%
Return on average tangible common equity	11.65%	11.96%	11.98%
Return on equity	8.40%	8.60%	8.47%
Return on assets	1.02%	1.07%	1.02%
Interest margin - Yield - FTE	4.86%	4.94%	5.19%
Interest margin - Cost	0.56%	0.58%	0.77%
Net interest margin - FTE	4.30%	4.36%	4.42%
Efficiency ratio	63.34%	61.65%	59.33%
Full-time equivalent employees	2,489	2,490	2,506

COMMON STOCK PERFORMANCE
Market value-Close	$23.42	$24.84	$24.43
Common book value	$18.13	$17.98	$17.68
Tangible common book value	$13.34	$13.17	$12.82

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2011 ($ in thousands) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
NONPERFORMING ASSETS	3/31/2011	12/31/2010	3/31/2010	$ Change	% Change	$ Change	% Change
Nonaccrual loans
Florida	$44,548	$53,773	$79,687	$(9,225)	-17.2%	$(35,139)	-44.1%
Mississippi (1)	40,226	39,803	41,795	423	1.1%	(1,569)	-3.8%
Tennessee (2)	13,886	14,703	12,673	(817)	-5.6%	1,213	9.6%
Texas	28,130	34,644	31,354	(6,514)	-18.8%	(3,224)	-10.3%
Total nonaccrual loans	126,790	142,923	165,509	(16,133)	-11.3%	(38,719)	-23.4%
Other real estate
Florida	31,339	32,370	40,145	(1,031)	-3.2%	(8,806)	-21.9%
Mississippi (1)	22,084	24,181	23,082	(2,097)	-8.7%	(998)	-4.3%
Tennessee (2)	16,920	16,407	9,769	513	3.1%	7,151	73.2%
Texas	18,855	13,746	18,180	5,109	37.2%	675	3.7%
Total other real estate	89,198	86,704	91,176	2,494	2.9%	(1,978)	-2.2%
Total nonperforming assets	$215,988	$229,627	$256,685	$(13,639)	-5.9%	$(40,697)	-15.9%

LOANS PAST DUE OVER 90 DAYS
Loans held for investment	$5,010	$3,608	$8,411	$1,402	38.9%	$(3,401)	-40.4%

Loans HFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$19,808	$15,777	$48,571	$4,031	25.5%	$(28,763)	-59.2%

	Quarter Ended			Linked Quarter		Year over Year
ALLOWANCE FOR LOAN LOSSES	3/31/2011	12/31/2010	3/31/2010	$ Change	% Change	$ Change	% Change
Beginning Balance	$93,510	$94,458	$103,662	$(948)	-1.0%	$(10,152)	-9.8%
Provision for loan losses	7,537	11,794	15,095	(4,257)	-36.1%	(7,558)	-50.1%
Charge-offs	(11,132)	(15,883)	(19,775)	4,751	-29.9%	8,643	-43.7%
Recoveries	3,483	3,141	2,661	342	10.9%	822	30.9%
Net charge-offs	(7,649)	(12,742)	(17,114)	5,093	-40.0%	9,465	-55.3%
Ending Balance	$93,398	$93,510	$101,643	$(112)	-0.1%	$(8,245)	-8.1%

PROVISION FOR LOAN LOSSES
Florida	$3,024	$7,473	$5,501	$(4,449)	-59.5%	$(2,477)	-45.0%
Mississippi (1)	1,071	2,673	3,748	(1,602)	-59.9%	(2,677)	-71.4%
Tennessee (2)	1,619	910	1,314	709	77.9%	305	23.2%
Texas	1,823	738	4,532	1,085	n/m	(2,709)	-59.8%
Total provision for loan losses	$7,537	$11,794	$15,095	$(4,257)	-36.1%	$(7,558)	-50.1%

NET CHARGE-OFFS
Florida	$5,478	$4,830	$8,989	$648	13.4%	$(3,511)	-39.1%
Mississippi (1)	410	4,422	6,777	(4,012)	-90.7%	(6,367)	-94.0%
Tennessee (2)	979	1,646	426	(667)	-40.5%	553	n/m
Texas	782	1,844	922	(1,062)	-57.6%	(140)	-15.2%
Total net charge-offs	$7,649	$12,742	$17,114	$(5,093)	-40.0%	$(9,465)	-55.3%

CREDIT QUALITY RATIOS
Net charge offs/average loans	0.51%	0.82%	1.08%
Provision for loan losses/average loans	0.50%	0.75%	0.95%
Nonperforming loans/total loans (incl LHFS)	2.09%	2.30%	2.61%
Nonperforming assets/total loans (incl LHFS)	3.55%	3.70%	4.04%
Nonperforming assets/total loans (incl LHFS) +ORE	3.50%	3.64%	3.99%
ALL/total loans (excl LHFS)	1.57%	1.54%	1.65%
ALL-commercial/total commercial loans	1.98%	1.94%	2.10%
ALL-consumer/total consumer and home mortgage loans	0.76%	0.78%	0.80%
ALL/nonperforming loans	73.66%	65.43%	61.41%
ALL/nonperforming loans -
(excl impaired loans with no specific reserves)	215.40%	188.11%	131.36%

CAPITAL RATIOS
Total equity/total assets	12.19%	12.03%	12.14%
Common equity/total assets	12.19%	12.03%	12.14%
Tangible common equity/tangible assets	9.27%	9.11%	9.11%
Tangible common equity/risk-weighted assets	13.06%	12.62%	12.15%
Tier 1 leverage ratio	10.10%	10.14%	9.81%
Tier 1 common risk-based capital ratio	13.32%	12.87%	12.14%
Tier 1 risk-based capital ratio	14.24%	13.77%	13.15%
Total risk-based capital ratio	16.25%	15.77%	15.15%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions
n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2011 ($ in thousands) (unaudited)

	Quarter Ended
AVERAGE BALANCES	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Securities AFS-taxable	$2,050,502	$1,817,996	$1,654,335	$1,586,165	$1,514,029
Securities AFS-nontaxable	144,921	140,139	111,959	110,969	105,067
Securities HTM-taxable	97,710	121,278	143,124	162,691	179,076
Securities HTM-nontaxable	27,099	33,138	37,703	41,628	46,852
Total securities	2,320,232	2,112,551	1,947,121	1,901,453	1,845,024
Loans (including loans held for sale)	6,107,025	6,199,875	6,230,961	6,301,201	6,412,671
Fed funds sold and rev repos	8,359	10,766	8,418	7,478	10,438
Other earning assets	47,851	41,359	33,615	38,764	46,199
Total earning assets	8,483,467	8,364,551	8,220,115	8,248,896	8,314,332
Allowance for loan losses	(96,065)	(96,559)	(102,528)	(104,814)	(106,200)
Cash and due from banks	222,380	207,874	214,736	207,670	216,305
Other assets	899,524	888,666	885,600	898,749	910,401
Total assets	$9,509,306	$9,364,532	$9,217,923	$9,250,501	$9,334,838

Interest-bearing demand deposits	$1,465,390	$1,347,252	$1,363,377	$1,306,783	$1,270,827
Savings deposits	2,045,874	1,794,352	1,888,121	2,066,612	1,953,711
Time deposits less than $100,000	1,210,219	1,235,529	1,276,088	1,307,611	1,356,469
Time deposits of $100,000 or more	876,975	932,744	957,148	989,397	1,014,027
Total interest-bearing deposits	5,598,458	5,309,877	5,484,734	5,670,403	5,595,034
Fed funds purchased and repos	647,881	701,978	522,523	495,904	600,826
Short-term borrowings	254,451	254,442	202,017	181,669	199,550
Long-term FHLB advances	-	-	-	15,833	75,000
Subordinated notes	49,809	49,801	49,793	49,785	49,777
Junior subordinated debt securities	61,856	64,546	70,104	70,104	70,104
Total interest-bearing liabilities	6,612,455	6,380,644	6,329,171	6,483,698	6,590,291
Noninterest-bearing deposits	1,620,554	1,706,089	1,629,122	1,536,153	1,535,209
Other liabilities	116,399	117,741	104,576	91,715	85,982
Total liabilities	8,349,408	8,204,474	8,062,869	8,111,566	8,211,482
Shareholders' equity	1,159,898	1,160,058	1,155,054	1,138,935	1,123,356
Total liabilities and equity	$9,509,306	$9,364,532	$9,217,923	$9,250,501	$9,334,838

PERIOD END BALANCES	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Cash and due from banks	$193,087	$161,544	$196,136	$186,365	$191,973
Fed funds sold and rev repos	1,726	11,773	6,655	5,713	11,599
Securities available for sale	2,309,704	2,177,249	1,968,624	1,786,710	1,706,565
Securities held to maturity	110,054	140,847	168,849	192,860	215,888
Loans held for sale	112,981	153,044	268,137	218,369	176,682
Loans	5,964,089	6,060,242	5,998,704	6,054,995	6,170,878
Allowance for loan losses	(93,398)	(93,510)	(94,458)	(100,656)	(101,643)
Net Loans	5,870,691	5,966,732	5,904,246	5,954,339	6,069,235
Premises and equipment, net	141,524	142,289	143,393	143,536	145,113
Mortgage servicing rights	53,598	51,151	41,972	43,044	50,037
Goodwill	291,104	291,104	291,104	291,104	291,104
Identifiable intangible assets	15,532	16,306	17,181	18,062	18,944
Other real estate	89,198	86,704	84,722	91,400	91,176
Other assets	325,263	355,159	325,886	313,043	324,899
Total assets	$9,514,462	$9,553,902	$9,416,905	$9,244,545	$9,293,215

Deposits:
Noninterest-bearing	$1,668,104	$1,636,625	$1,709,311	$1,539,598	$1,511,080
Interest-bearing	5,758,170	5,407,942	5,316,025	5,599,796	5,635,973
Total deposits	7,426,274	7,044,567	7,025,336	7,139,394	7,147,053
Fed funds purchased and repos	550,919	700,138	633,065	492,367	571,711
Short-term borrowings	154,585	425,343	318,457	208,136	132,784
Long-term FHLB advances	-	-	-	-	75,000
Subordinated notes	49,814	49,806	49,798	49,790	49,782
Junior subordinated debt securities	61,856	61,856	70,104	70,104	70,104
Other liabilities	110,785	122,708	161,353	142,374	118,252
Total liabilities	8,354,233	8,404,418	8,258,113	8,102,165	8,164,686
Common stock	13,333	13,318	13,311	13,311	13,302
Capital surplus	260,297	256,675	254,288	253,133	250,365
Retained earnings	898,222	890,917	881,545	870,532	860,398
Accum other comprehensive
(loss) income, net of tax	(11,623)	(11,426)	9,648	5,404	4,464
Total shareholders' equity	1,160,229	1,149,484	1,158,792	1,142,380	1,128,529
Total liabilities and equity	$9,514,462	$9,553,902	$9,416,905	$9,244,545	$9,293,215

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2011 ($ in thousands except per share data) (unaudited)

	Quarter Ended
INCOME STATEMENTS	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Interest and fees on loans-FTE	$79,116	$82,664	$83,374	$84,362	$84,127
Interest on securities-taxable	19,992	19,076	18,641	19,626	19,735
Interest on securities-tax exempt-FTE	2,128	2,169	2,080	2,151	2,180
Interest on fed funds sold and rev repos	8	12	9	7	8
Other interest income	332	328	332	366	383
Total interest income-FTE	101,576	104,249	104,436	106,512	106,433
Interest on deposits	9,719	10,359	11,609	12,785	13,904
Interest on fed funds pch and repos	338	403	294	260	226
Other interest expense	1,553	1,535	1,631	1,597	1,592
Total interest expense	11,610	12,297	13,534	14,642	15,722
Net interest income-FTE	89,966	91,952	90,902	91,870	90,711
Provision for loan losses	7,537	11,794	12,259	10,398	15,095
Net interest income after provision-FTE	82,429	80,158	78,643	81,472	75,616
Service charges on deposit accounts	11,907	13,493	14,493	14,220	12,977
Insurance commissions	6,512	6,224	7,746	6,884	6,837
Wealth management	5,986	5,760	5,199	5,558	5,355
Bank card and other fees	6,475	6,482	6,235	6,417	5,880
Mortgage banking, net	4,722	4,502	9,861	8,910	6,072
Other, net	762	2,070	441	1,103	879
Nonint inc-excl sec gains, net	36,364	38,531	43,975	43,092	38,000
Security gains, net	7	101	4	1,855	369
Total noninterest income	36,371	38,632	43,979	44,947	38,369
Salaries and employee benefits	44,036	44,412	44,034	43,282	42,854
Services and fees	10,270	10,462	10,709	10,523	10,255
Net occupancy-premises	5,073	4,896	4,961	4,917	5,034
Equipment expense	5,144	4,229	4,356	4,247	4,303
FDIC assessment expense	2,750	2,942	3,037	3,035	3,147
ORE/Foreclosure expense	3,213	3,310	8,728	9,278	3,061
Other expense	9,532	10,186	8,598	9,146	7,707
Total noninterest expense	80,018	80,437	84,423	84,428	76,361
Income before income taxes and tax eq adj	38,782	38,353	38,199	41,991	37,624
Tax equivalent adjustment	3,591	3,400	3,335	3,384	3,293
Income before income taxes	35,191	34,953	34,864	38,607	34,331
Income taxes	11,178	9,793	9,004	12,446	10,876
Net income available to common shareholders	$24,013	$25,160	$25,860	$26,161	$23,455

Per common share data
Earnings per share - basic	$0.38	$0.39	$0.40	$0.41	$0.37

Earnings per share - diluted	$0.37	$0.39	$0.40	$0.41	$0.37

Dividends per share	$0.23	$0.23	$0.23	$0.23	$0.23

Weighted average common shares outstanding
Basic	63,950,461	63,892,362	63,885,647	63,872,879	63,743,302

Diluted	64,181,752	64,105,064	64,066,798	64,054,171	63,933,333

Period end common shares outstanding	63,987,064	63,917,591	63,885,959	63,885,403	63,844,500

OTHER FINANCIAL DATA
Return on common equity	8.40%	8.60%	8.88%	9.21%	8.47%
Return on average tangible common equity	11.65%	11.96%	12.38%	12.92%	11.98%
Return on equity	8.40%	8.60%	8.88%	9.21%	8.47%
Return on assets	1.02%	1.07%	1.11%	1.13%	1.02%
Interest margin - Yield - FTE	4.86%	4.94%	5.04%	5.18%	5.19%
Interest margin - Cost	0.56%	0.58%	0.65%	0.71%	0.77%
Net interest margin - FTE	4.30%	4.36%	4.39%	4.47%	4.42%
Efficiency ratio	63.34%	61.65%	62.59%	62.56%	59.33%
Full-time equivalent employees	2,489	2,490	2,501	2,527	2,506

COMMON STOCK PERFORMANCE
Market value-Close	$23.42	$24.84	$21.74	$20.82	$24.43
Common book value	$18.13	$17.98	$18.14	$17.88	$17.68
Tangible common book value	$13.34	$13.17	$13.31	$13.04	$12.82

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2011 ($ in thousands) (unaudited)

	Quarter Ended
NONPERFORMING ASSETS	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Nonaccrual loans
Florida	$44,548	$53,773	$65,759	$74,954	$79,687
Mississippi (1)	40,226	39,803	48,962	39,924	41,795
Tennessee (2)	13,886	14,703	9,207	9,778	12,673
Texas	28,130	34,644	35,388	35,222	31,354
Total nonaccrual loans	126,790	142,923	159,316	159,878	165,509
Other real estate
Florida	31,339	32,370	31,665	31,814	40,145
Mississippi (1)	22,084	24,181	24,548	28,020	23,082
Tennessee (2)	16,920	16,407	16,456	12,493	9,769
Texas	18,855	13,746	12,053	19,073	18,180
Total other real estate	89,198	86,704	84,722	91,400	91,176
Total nonperforming assets	$215,988	$229,627	$244,038	$251,278	$256,685

LOANS PAST DUE OVER 90 DAYS
Loans held for investment	$5,010	$3,608	$5,795	$6,057	$8,411

Loans HFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$19,808	$15,777	$50,246	$49,712	$48,571

	Quarter Ended
ALLOWANCE FOR LOAN LOSSES	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Beginning Balance	$93,510	$94,458	$100,656	$101,643	$103,662
Provision for loan losses	7,537	11,794	12,259	10,398	15,095
Charge-offs	(11,132)	(15,883)	(21,942)	(14,297)	(19,775)
Recoveries	3,483	3,141	3,485	2,912	2,661
Net charge-offs	(7,649)	(12,742)	(18,457)	(11,385)	(17,114)
Ending Balance	$93,398	$93,510	$94,458	$100,656	$101,643

PROVISION FOR LOAN LOSSES
Florida	$3,024	$7,473	$4,520	$2,432	$5,501
Mississippi (1)	1,071	2,673	4,398	3,430	3,748
Tennessee (2)	1,619	910	(172)	3,560	1,314
Texas	1,823	738	3,513	976	4,532
Total provision for loan losses	$7,537	$11,794	$12,259	$10,398	$15,095

NET CHARGE-OFFS
Florida	$5,478	$4,830	$8,951	$5,880	$8,989
Mississippi (1)	410	4,422	3,879	3,885	6,777
Tennessee (2)	979	1,646	3,475	1,031	426
Texas	782	1,844	2,152	589	922
Total net charge-offs	$7,649	$12,742	$18,457	$11,385	$17,114

CREDIT QUALITY RATIOS
Net charge offs/average loans	0.51%	0.82%	1.18%	0.72%	1.08%
Provision for loan losses/average loans	0.50%	0.75%	0.78%	0.66%	0.95%
Nonperforming loans/total loans (incl LHFS)	2.09%	2.30%	2.54%	2.55%	2.61%
Nonperforming assets/total loans (incl LHFS)	3.55%	3.70%	3.89%	4.01%	4.04%
Nonperforming assets/total loans (incl LHFS) +ORE	3.50%	3.64%	3.84%	3.95%	3.99%
ALL/total loans (excl LHFS)	1.57%	1.54%	1.57%	1.66%	1.65%
ALL-commercial/total commercial loans	1.98%	1.94%	1.97%	2.10%	2.10%
ALL-consumer/total consumer and home mortgage loans	0.76%	0.78%	0.81%	0.82%	0.80%
ALL/nonperforming loans	73.66%	65.43%	59.29%	62.96%	61.41%
ALL/nonperforming loans -
(excl impaired loans with no specific reserves)	215.40%	188.11%	140.94%	148.86%	131.36%

CAPITAL RATIOS
Total equity/total assets	12.19%	12.03%	12.31%	12.36%	12.14%
Common equity/total assets	12.19%	12.03%	12.31%	12.36%	12.14%
Tangible common equity/tangible assets	9.27%	9.11%	9.34%	9.32%	9.11%
Tangible common equity/risk-weighted assets	13.06%	12.62%	12.78%	12.51%	12.15%
Tier 1 leverage ratio	10.10%	10.14%	10.26%	10.07%	9.81%
Tier 1 common risk-based capital ratio	13.32%	12.87%	12.72%	12.51%	12.14%
Tier 1 risk-based capital ratio	14.24%	13.77%	13.75%	13.53%	13.15%
Total risk-based capital ratio	16.25%	15.77%	15.75%	15.53%	15.15%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION March 31, 2011 ($ in thousands) (unaudited)

Note 1 - Securities Available for Sale and Held to Maturity

The following table is a summary of the estimated fair value of securities available for sale and the amortized cost of securities held to maturity ($ in thousands):

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
SECURITIES AVAILABLE FOR SALE
U.S. Government agency obligations
Issued by U.S. Government agencies	$10	$12	$14	$16	$18
Issued by U.S. Government sponsored agencies	136,168	122,023	149,588	124,566	68,574
Obligations of states and political subdivisions	161,909	159,637	148,772	125,234	123,292
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	12,079	12,442	13,273	13,390	11,986
Issued by FNMA and FHLMC	417,022	426,504	243,220	142,900	51,292
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	1,486,872	1,400,816	1,366,373	1,333,725	1,387,752
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	95,644	55,815	41,359	40,789	57,485
Corporate debt securities	-	-	6,025	6,090	6,166
Total securities available for sale	$2,309,704	$2,177,249	$1,968,624	$1,786,710	$1,706,565

SECURITIES HELD TO MATURITY
Obligations of states and political subdivisions	$49,129	$53,246	$61,139	$64,517	$69,975
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	5,650	6,058	6,462	6,591	6,801
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	52,272	78,526	98,217	118,708	136,054
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	3,003	3,017	3,031	3,044	3,058
Total securities held to maturity	$110,054	$140,847	$168,849	$192,860	$215,888

Management continues to focus on asset quality as one of the strategic goals of the securities portfolio, which is evidenced by the investment of approximately 91% of the portfolio in U.S. Government agency-backed obligations and other AAA rated securities.  None of the securities owned by Trustmark are collateralized by assets which are considered sub-prime. Furthermore, outside of membership in the Federal Home Loan Bank of Dallas, Federal Reserve Bank and Depository Trust and Clearing Corporation, Trustmark does not hold any equity investment in government sponsored entities.

Note 2 – Loan Composition

LOANS BY TYPE	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Loans secured by real estate:
Construction, land development and other land loans	$552,956	$583,316	$615,554	$737,015	$803,942
Secured by 1-4 family residential properties	1,737,018	1,732,056	1,672,199	1,630,353	1,637,121
Secured by nonfarm, nonresidential properties	1,488,711	1,498,108	1,531,953	1,463,657	1,466,296
Other real estate secured	216,986	231,963	203,931	189,118	194,641
Commercial and industrial loans	1,082,258	1,068,369	1,016,292	1,040,152	1,041,580
Consumer loans	357,870	402,165	444,927	492,262	542,488
Other loans	528,290	544,265	513,848	502,438	484,810
Loans	5,964,089	6,060,242	5,998,704	6,054,995	6,170,878
Allowance for loan losses	(93,398)	(93,510)	(94,458)	(100,656)	(101,643)
Net Loans	$5,870,691	$5,966,732	$5,904,246	$5,954,339	$6,069,235

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION March 31, 2011 ($ in thousands) (unaudited)

Note 2 – Loan Composition (continued)
	March 31, 2011
LOAN COMPOSITION BY REGION	Total	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis, TN and Northern MS Regions)	Texas
Loans secured by real estate:
Construction, land development and other land loans	$552,956	$122,445	$239,164	$42,381	$148,966
Secured by 1-4 family residential properties	1,737,018	69,552	1,485,170	150,327	31,969
Secured by nonfarm, nonresidential properties	1,488,711	177,943	793,863	195,171	321,734
Other real estate secured	216,986	13,472	158,578	8,422	36,514
Commercial and industrial loans	1,082,258	14,774	782,451	80,253	204,780
Consumer loans	357,870	1,476	326,795	23,794	5,805
Other loans	528,290	27,694	446,732	20,089	33,775
Loans	$5,964,089	$427,356	$4,232,753	$520,437	$783,543

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS BY REGION
Lots	$80,875	$44,742	$23,017	$1,885	$11,231
Development	145,358	20,524	57,436	6,115	61,283
Unimproved land	195,198	52,177	84,370	23,866	34,785
1-4 family construction	89,096	1,078	64,309	4,216	19,493
Other construction	42,429	3,924	10,032	6,299	22,174
Construction, land development and other land loans	$552,956	$122,445	$239,164	$42,381	$148,966

LOANS SECURED BY NONFARM, NONRESIDENTIAL PROPERTIES BY REGION
Income producing:
Retail	$171,922	$48,259	$69,487	$24,467	$29,709
Office	157,427	47,233	78,719	13,140	18,335
Nursing homes/assisted living	121,284	-	111,424	4,485	5,375
Hotel/motel	65,575	11,104	29,405	11,008	14,058
Industrial	32,658	9,220	4,914	1,228	17,296
Health care	13,559	-	12,441	56	1,062
Convenience stores	11,407	438	6,092	2,433	2,444
Other	170,327	13,081	66,098	12,756	78,392
Total income producing loans	744,159	129,335	378,580	69,573	166,671

Owner-occupied:
Office	122,926	17,687	64,174	17,780	23,285
Churches	115,235	2,157	53,242	54,662	5,174
Industrial warehouses	95,026	2,418	54,855	521	37,232
Health care	79,964	10,956	54,607	6,950	7,451
Convenience stores	65,870	1,266	38,990	2,824	22,790
Retail	36,348	5,574	21,774	2,295	6,705
Restaurants	29,238	778	22,885	3,942	1,633
Auto dealerships	19,982	596	15,190	1,488	2,708
Other	179,963	7,176	89,566	35,136	48,085
Total owner-occupied loans	744,552	48,608	415,283	125,598	155,063

Loans secured by nonfarm, nonresidential properties	$1,488,711	$177,943	$793,863	$195,171	$321,734

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION March 31, 2011 ($ in thousands) (unaudited)

Note 2 – Loan Composition (continued)

	March 31, 2011

				Classified (3)
FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Special Mention (2)	Accruing	Nonimpaired Nonaccrual	Impaired Nonaccrual (4)
Construction, land development and other land loans:
Lots	$44,742	$14,620	$664	$9,947	$1,946	$2,063
Development	20,524	10,760	-	3,553	83	7,124
Unimproved land	52,177	31,518	21,233	2,148	817	7,320
1-4 family construction	1,078	-	-	-	-	-
Other construction	3,924	299	-	299	-	-
Construction, land development and other land loans	122,445	57,197	21,897	15,947	2,846	16,507
Commercial, commercial real estate and consumer	304,911	69,547	12,509	31,843	5,402	19,793

Total Florida loans	$427,356	$126,744	$34,406	$47,790	$8,248	$36,300

FLORIDA LOAN LOSS RESERVES BY LOAN TYPE	Total Loans	Loan Loss Reserves	Loan Loss Reserve % of Total Loans
Construction, land development and other land loans:
Lots	$44,742	$4,212	9.41%
Development	20,524	4,047	19.72%
Unimproved land	52,177	5,976	11.45%
1-4 family construction	1,078	34	3.15%
Other construction	3,924	277	7.06%
Construction, land development and other land loans	122,445	14,546	11.88%
Commercial, commercial real estate and consumer	304,911	6,660	2.18%

Total Florida loans	$427,356	$21,206	4.96%

(1)	Criticized loans equal all special mention and classified loans.
(2)	Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
(3)	Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
(4)
All nonaccrual loans over $500 thousand are individually assessed for impairment.  Impaired loans have been determined to be collateral dependent and assessed using a fair value approach.  Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals.  Appraised values are adjusted down for costs associated with asset disposal.  At the time a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset’s net realizable value is charged off.  However, as subsequent events dictate and estimated net realizable values decline, required reserves are established.

LOAN COMPOSITION - FLORIDA	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Loans secured by real estate:
Construction, land development and other land loans	$122,445	$132,021	$145,907	$173,932	$183,670
Secured by 1-4 family residential properties	69,552	72,114	73,738	77,680	81,297
Secured by nonfarm, nonresidential properties	177,943	183,250	184,992	178,297	179,637
Other real estate secured	13,472	14,038	12,223	8,062	5,195
Commercial and industrial loans	14,774	16,053	17,512	25,254	22,100
Consumer loans	1,476	1,487	1,636	1,756	2,077
Other loans	27,694	25,488	28,194	29,354	29,480
Loans	$427,356	$444,451	$464,202	$494,335	$503,456

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS - FLORIDA
Lots	$44,742	$46,907	$48,700	$54,406	$57,436
Development	20,524	21,144	24,060	24,632	27,381
Unimproved land	52,177	57,811	61,676	69,003	71,271
1-4 family construction	1,078	2,277	7,864	9,148	10,247
Other construction	3,924	3,882	3,607	16,743	17,335
Construction, land development and other land loans	$122,445	$132,021	$145,907	$173,932	$183,670

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION March 31, 2011 ($ in thousands) (unaudited)

Note 3 – Yields on Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:

	Quarter Ended
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Securities – Taxable	3.77%	3.90%	4.11%	4.50%	4.73%
Securities – Nontaxable	5.02%	4.97%	5.51%	5.65%	5.82%
Securities – Total	3.87%	3.99%	4.22%	4.59%	4.82%
Loans	5.25%	5.29%	5.31%	5.37%	5.32%
FF Sold & Rev Repo	0.39%	0.44%	0.42%	0.38%	0.31%
Other Earning Assets	2.81%	3.15%	3.92%	3.79%	3.36%
Total Earning Assets	4.86%	4.94%	5.04%	5.18%	5.19%

Interest-bearing Deposits	0.70%	0.77%	0.84%	0.90%	1.01%
FF Pch & Repo	0.21%	0.23%	0.22%	0.21%	0.15%
Other Borrowings	1.72%	1.65%	2.01%	2.02%	1.64%
Total Interest-bearing Liabilities	0.71%	0.76%	0.85%	0.91%	0.97%

Net interest margin	4.30%	4.36%	4.39%	4.47%	4.42%

During the first quarter of 2011, the net interest margin decreased 6 basis points to 4.30%, from 4.36% for the fourth quarter of 2010. The decrease is primarily a result of the downward repricing of fixed-rate assets, mostly within Trustmark's investment securities portfolio, which was partially offset by declines in interest-bearing deposit costs.

Note 4 – Mortgage Banking

Trustmark utilizes a portfolio of exchange-traded derivative instruments, such as Treasury note futures contracts and exchange-traded option contracts, to achieve a fair value return that offsets the changes in fair value of MSR attributable to interest rates. These transactions are considered freestanding derivatives that do not otherwise qualify for hedge accounting.  Changes in the fair value of these exchange-traded derivative instruments are recorded in noninterest income in mortgage banking, net and are offset by the changes in the fair value of MSR.  The MSR fair value represents the effect of present value decay and the effect of changes in interest rates.  Ineffectiveness of hedging the MSR fair value is measured by comparing the total hedge cost to the changes in the fair value of the MSR asset attributable to interest rate changes.  The impact of this strategy resulted in a net positive ineffectiveness of $263 thousand and $1.0 million for the quarters ended March 31, 2011 and 2010, respectively.

The following table illustrates the components of mortgage banking revenues included in noninterest income in the accompanying income statements:

	Quarter Ended
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Mortgage servicing income, net	$3,614	$3,577	$3,406	$3,495	$3,449
Change in fair value-MSR from runoff	(1,291)	(2,506)	(2,255)	(1,374)	(1,170)
Gain on sales of loans, net	3,101	5,754	3,911	1,897	3,755
Other, net	(965)	(2,016)	1,919	1,193	(1,002)
Mortgage banking income before hedge ineffectiveness	4,459	4,809	6,981	5,211	5,032
Change in fair value-MSR from market changes	257	5,870	(3,115)	(8,631)	(3,067)
Change in fair value of derivatives	6	(6,177)	5,995	12,330	4,107
Net positive (negative) hedge ineffectiveness	263	(307)	2,880	3,699	1,040
Mortgage banking, net	$4,722	$4,502	$9,861	$8,910	$6,072

During the first quarter of 2010, Trustmark completed the final settlement of the sale of approximately $920.9 million in mortgages serviced for others, which reduced Trustmark’s MSR by approximately $8.5 million.  In addition, during December of 2010, Trustmark purchased approximately $53.9 million of GNMA serviced loans, which were subsequently sold to a third party.  Trustmark will retain the servicing for these loans, which are fully guaranteed by FHA/VA.  The effect of these transactions did not have a material impact on Trustmark's results of operations.

Note 5 – Non-GAAP Financial Measures

In addition to capital ratios defined by generally accepted accounting principles (GAAP) and banking regulators, Trustmark utilizes various tangible common equity measures when evaluating capital utilization and adequacy.  Tangible common equity, as defined by Trustmark, represents common equity less goodwill and identifiable intangible assets.

Trustmark believes these measures are important because they reflect the level of capital available to withstand unexpected market conditions. Additionally, presentation of these measures allows readers to compare certain aspects of Trustmark’s capitalization to other organizations.  These ratios differ from capital measures defined by banking regulators principally in that the numerator excludes shareholders’ equity associated with preferred securities, the nature and extent of which varies across organizations.

These calculations are intended to complement the capital ratios defined by GAAP and banking regulators.  Because GAAP does not include these capital ratio measures, Trustmark believes there are no comparable GAAP financial measures to these tangible common equity ratios.  Despite the importance of these measures to Trustmark, there are no standardized definitions for them and, as a result, Trustmark’s calculations may not be comparable with other organizations. Also there may be limits in the usefulness of these measures to investors. As a result, Trustmark encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure. The following table reconciles Trustmark’s calculation of these measures to amounts reported under GAAP.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION March 31, 2011 ($ in thousands) (unaudited)

Note 5 - Non-GAAP Financial Measures (continued)
			Quarter Ended
			3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
	TANGIBLE COMMON EQUITY
	AVERAGE BALANCES
	Total shareholders' common equity		$1,159,898	$1,160,058	$1,155,054	$1,138,935	$1,123,356
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(16,003)	(16,835)	(17,716)	(18,596)	(19,484)
	Total average tangible common equity		$852,791	$852,119	$846,234	$829,235	$812,768

	PERIOD END BALANCES
	Total shareholders' common equity		$1,160,229	$1,149,484	$1,158,792	$1,142,380	$1,128,529
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(15,532)	(16,306)	(17,181)	(18,062)	(18,944)
	Total tangible common equity	(a)	$853,593	$842,074	$850,507	$833,214	$818,481

	TANGIBLE ASSETS
	Total assets		$9,514,462	$9,553,902	$9,416,905	$9,244,545	$9,293,215
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(15,532)	(16,306)	(17,181)	(18,062)	(18,944)
	Total tangible assets	(b)	$9,207,826	$9,246,492	$9,108,620	$8,935,379	$8,983,167

	Risk-weighted assets	(c)	$6,536,056	$6,672,174	$6,653,479	$6,658,897	$6,737,084

NET INCOME ADJUSTED FOR INTANGIBLE AMORTIZATION
	Net income available to common shareholders		$24,013	$25,160	$25,860	$26,161	$23,455
Plus:	Intangible amortization net of tax		480	538	545	545	545
	Net income adjusted for intangible amortization		$24,493	$25,698	$26,405	$26,706	$24,000

	Period end common shares outstanding	(d)	63,987,064	63,917,591	63,885,959	63,885,403	63,844,500

TANGIBLE COMMON EQUITY MEASUREMENTS
	Return on average tangible common equity 1		11.65%	11.96%	12.38%	12.92%	11.98%
	Tangible common equity/tangible assets	(a)/(b)	9.27%	9.11%	9.34%	9.32%	9.11%
	Tangible common equity/risk-weighted assets	(a)/(c)	13.06%	12.62%	12.78%	12.51%	12.15%
	Tangible common book value	(a)/(d)*1,000	$13.34	$13.17	$13.31	$13.04	$12.82

	TIER 1 COMMON RISK-BASED CAPITAL
	Total shareholders' equity		$1,160,229	$1,149,484	$1,158,792	$1,142,380	$1,128,529
	Eliminate qualifying AOCI		11,623	11,426	(9,648)	(5,404)	(4,464)
	Qualifying tier 1 capital		60,000	60,000	68,000	68,000	68,000
	Disallowed goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Adj to goodwill allowed for deferred taxes		10,568	10,215	9,863	9,510	9,158
	Other disallowed intangibles		(15,532)	(16,306)	(17,181)	(18,062)	(18,944)
	Disallowed servicing intangible		(5,360)	(5,115)	(4,197)	(4,304)	(5,004)
	Total tier 1 capital		$930,424	$918,600	$914,525	$901,016	$886,171
Less:	Qualifying tier 1 capital		(60,000)	(60,000)	(68,000)	(68,000)	(68,000)
	Total tier 1 common capital	(e)	$870,424	$858,600	$846,525	$833,016	$818,171

	Tier 1 common risk-based capital ratio	(e)/(c)	13.32%	12.87%	12.72%	12.51%	12.14%

1 Calculation = ((net income adjusted for intangible amortization/number of days in period)*number of days in year)/total average tangible common equity